UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IMARA INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

IMARA Inc.

Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on

June 2, 2022

For Stockholders of record on April 08, 2022

This communication presents only an overview of the more complete proxy materials that are available to you online. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/IMRA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available online.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/IMRA

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 23, 2022.

To order paper materials, use one of the following methods.

ONLINE www.investorelections.com/IMRA	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting online or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

IMARA Inc.
Meeting Type:	Annual Meeting of Stockholders

Date:	Thursday, June 2, 2022
Time:	9:00 AM, Eastern Time
Place:	Annual Meeting to be held live online - please visit www.proxydocs.com/IMRA for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/IMRA SEE REVERSE FOR FULL AGENDA

IMARA Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSALS 1 AND 2

PROPOSAL

1.	Election of Two Class II Directors

1.01 Rahul D. Ballal, Ph.D.

1.02 Barbara J. Dalton, Ph.D.

2.	Ratification of the appointment of Ernst & Young LLP as Imara’s independent registered public accounting firm for the fiscal year ending December 31, 2022

Note: In their discretion, the Named Proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.